Exhibit 99.2

January 30, 2014

FOURTH QUARTER 2013

Symetra Financial Corporation (SYA)
Financial Supplement
All financial information in this document is unaudited

Symetra Financial Corporation
Financial Supplement
Table of Contents
December 31, 2013

Symetra Financial Corporation
4Q 2013 Financial Supplement
Financial Highlights
(In millions, except per share or percentage data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Net income	$64.4	$45.3	$45.0	$66.0	$31.0	$220.7	$205.4
Net income per common share [1]
Basic	$0.55	$0.38	$0.34	$0.48	$0.22	$1.74	$1.49
Diluted	$0.55	$0.38	$0.34	$0.48	$0.22	$1.74	$1.49
Weighted-average number of common shares outstanding:
Basic	117.812	117.802	133.050	138.093	138.114	126.609	138.018
Diluted	117.815	117.804	133.056	138.098	138.122	126.614	138.024
Non-GAAP Financial Measures [2]
Adjusted operating income	$50.0	$48.8	$52.7	$49.4	$32.9	$200.9	$185.3
Adjusted operating income per common share: [1]
Basic	$0.42	$0.41	$0.40	$0.36	$0.24	$1.59	$1.34
Diluted	$0.42	$0.41	$0.40	$0.36	$0.24	$1.59	$1.34

	As of
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Consolidated Balance Sheet Data
Total investments	$27,901.1	$27,641.1	$26,915.0	$27,437.5	$27,556.4
Total assets	30,129.5	29,784.6	29,040.4	29,587.8	29,460.9
Notes payable	449.5	449.5	449.4	449.4	449.4
Accumulated other comprehensive income (net of taxes) (AOCI)	593.6	719.0	782.6	1,293.1	1,371.2
Total stockholders' equity	2,941.9	3,012.8	3,040.1	3,604.2	3,630.1
U.S. Statutory Financial Information:
Statutory capital and surplus	$1,869.7	$1,940.6	$1,921.3	$1,952.6	$1,912.6
Asset valuation reserve (AVR)	307.0	282.5	275.7	269.9	261.3
Statutory book value	$2,176.7	$2,223.1	$2,197.0	$2,222.5	$2,173.9
Common shares outstanding, end of period	117.731	117.800	117.792	119.099	119.088
Book value per common share	$24.99	$25.58	$25.81	$26.10	$26.29
Debt to capital ratio	13.3%	13.0%	12.9%	11.1%	11.0%
Non-GAAP Financial Measures [2]
Adjusted book value (stockholders’ equity excluding AOCI)	$2,348.3	$2,293.8	$2,257.5	$2,311.1	$2,258.9
Adjusted book value per common share :
Adjusted book value per common share [3]	$19.95	$19.47	$19.17	$19.40	$18.97
Adjusted book value per common share, as converted [4]	$19.95	$19.47	$19.17	$18.32	$17.94
Statutory book value per common share [5]	$18.49	$18.87	$18.65	$18.66	$18.25
Debt to capital ratio, excluding AOCI [6]	16.1%	16.4%	16.6%	16.3%	16.6%

	For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
ROE	6.8%	5.5%	5.7%	5.6%	6.1%
Non-GAAP Financial Measure [2]
Operating ROAE [7]	8.8%	8.1%	8.0%	7.9%	8.5%
1 Basic net income and adjusted operating income per common share include all participating securities using the two-class method. Diluted net income and adjusted operating income per common share include the dilutive impact of non-participating securities, based on the application of the treasury stock method. Shares included in these calculations are weighted for the portion of the period they were outstanding. Antidilutive awards were excluded from the computation of diluted earnings per share. Historically, our outstanding warrants were considered participating securities and included in basic and diluted weighted-average common shares outstanding, assuming the warrants were exercised for the entire 18.976 common shares. For the three and twelve months ended December 31, 2013 and the three months ended September 30, 2013 and June 30, 2013, these measures reflect the net-share settlement of the warrants on June 20, 2013, resulting in the issuance of 5.298 common shares. Quarterly earnings per share amounts may not add to the full year amounts.
2 Management considers these non-GAAP measures to be a useful supplement to their most comparable GAAP measure in evaluating financial performance and condition. Non-GAAP measures including adjusted operating income and the corresponding basic and diluted per share amounts, adjusted book value and the corresponding per share amounts, statutory book value per share amounts and operating ROAE have been reconciled to their most directly comparable GAAP measures on pages 2, 16, and 17, respectively.
3 Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
4 Adjusted book value per common share, as converted, gives effect to the exercise of the outstanding warrants in the periods they were outstanding. For periods ended prior to June 30, 2013, it was calculated as adjusted book value plus the assumed proceeds from exercise of warrants, divided by common shares outstanding and shares subject to outstanding warrants. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock.
5 Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
6 Debt to capital ratio, excluding AOCI is calculated as notes payable divided by the sum of notes payable and adjusted book value.
7 Operating ROAE (return on average equity) is calculated based on adjusted operating income divided by average adjusted book value. The numerator and denominator of this measure have been reconciled to net income and stockholders' equity, respectively, their most comparable GAAP measures.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Consolidated Income Statement Data
(In millions, except per share data)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Revenues:
Premiums	$156.8	$156.0	$157.4	$157.0	$153.8	$627.2	$605.0
Net investment income	316.3	326.4	318.6	323.7	323.2	1,285.0	1,275.2
Policy fees, contract charges and other	45.0	48.3	48.5	49.9	47.7	191.7	189.9
Net realized investment gains (losses):
Total other-than-temporary impairment losses on securities	(3.8)	(6.6)	(7.8)	(2.6)	(6.4)	(20.8)	(37.1)
Less: portion recognized in other comprehensive income	0.9	0.4	0.6	0.6	2.6	2.5	8.1
Net impairment losses recognized in earnings	(2.9)	(6.2)	(7.2)	(2.0)	(3.8)	(18.3)	(29.0)
Other net realized investment gains (losses)	27.9	1.6	(4.1)	28.5	(0.1)	53.9	60.1
Total net realized investment gains (losses)	25.0	(4.6)	(11.3)	26.5	(3.9)	35.6	31.1
Total revenues	543.1	526.1	513.2	557.1	520.8	2,139.5	2,101.2
Benefits and expenses:
Policyholder benefits and claims	109.7	118.5	115.2	119.5	118.2	462.9	439.0
Interest credited	235.7	235.3	225.7	235.3	237.6	932.0	932.8
Other underwriting and operating expenses	90.8	90.6	91.9	91.8	96.0	365.1	360.5
Interest expense	8.3	8.3	8.2	8.2	8.2	33.0	32.8
Amortization of deferred policy acquisition costs	16.1	20.2	17.2	18.9	16.9	72.4	66.0
Total benefits and expenses	460.6	472.9	458.2	473.7	476.9	1,865.4	1,831.1
Income from operations before income taxes	82.5	53.2	55.0	83.4	43.9	274.1	270.1
Provision (benefit) for income taxes:
Current	15.1	11.3	19.6	15.7	3.9	61.7	15.9
Deferred	3.0	(3.4)	(9.6)	1.7	9.0	(8.3)	48.8
Total provision for income taxes	18.1	7.9	10.0	17.4	12.9	53.4	64.7
Net income	$64.4	$45.3	$45.0	$66.0	$31.0	$220.7	$205.4

Net income per common share:
Basic	$0.55	$0.38	$0.34	$0.48	$0.22	$1.74	$1.49
Diluted	$0.55	$0.38	$0.34	$0.48	$0.22	$1.74	$1.49
Weighted-average number of common shares outstanding:
Basic	117.812	117.802	133.050	138.093	138.114	126.609	138.018
Diluted	117.815	117.804	133.056	138.098	138.122	126.614	138.024
Cash dividends declared per common share	$0.09	$0.09	$0.08	$0.08	$0.07	$0.34	$0.28
Non-GAAP Financial Measures:
Adjusted operating income [1]	$50.0	$48.8	$52.7	$49.4	$32.9	$200.9	$185.3
Adjusted operating income per common share:
Basic	$0.42	$0.41	$0.40	$0.36	$0.24	$1.59	$1.34
Diluted	$0.42	$0.41	$0.40	$0.36	$0.24	$1.59	$1.34

Reconciliation to net income:
Net income	$64.4	$45.3	$45.0	$66.0	$31.0	$220.7	$205.4
Less: Excluded realized investment gains (losses) (net of taxes)	14.4	(3.5)	(7.7)	16.6	(1.9)	19.8	20.1

Adjusted operating income [1]	$50.0	$48.8	$52.7	$49.4	$32.9	$200.9	$185.3

1 Adjusted operating income is calculated as net income, excluding after-tax net realized investment gains (losses) that are not reflective of the performance of the company’s insurance operations. The company excludes gains (losses) associated with the following: investment sales or disposal, other-than-temporary investment impairments, changes in the fair value of mark-to-market investments and derivative investments (except for certain S&P 500 options), and changes in the fair value of embedded derivatives related to our fixed indexed annuity product.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Consolidated Balance Sheet Data
(In millions)

	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Assets
Investments:
Available-for-sale securities:
Fixed maturities, at fair value	$23,337.7	$23,306.5	$22,697.0	$23,369.6	$23,519.0
Marketable equity securities, at fair value	134.3	87.1	53.7	50.6	49.6
Trading securities:
Marketable equity securities, at fair value	474.4	509.4	512.0	501.5	552.7
Mortgage loans, net	3,541.0	3,376.8	3,303.1	3,170.7	3,094.4
Policy loans	63.3	64.2	64.4	64.7	65.8
Investments in limited partnerships	296.3	253.1	236.8	235.3	239.3
Other invested assets	54.1	44.0	48.0	45.1	35.6
Total investments	27,901.1	27,641.1	26,915.0	27,437.5	27,556.4
Cash and cash equivalents	76.0	121.1	171.6	301.2	130.8
Accrued investment income	298.0	293.2	287.6	281.9	276.2
Reinsurance recoverables	310.8	306.1	300.1	304.5	302.1
Deferred policy acquisition costs	322.5	271.7	249.6	172.1	155.8
Receivables and other assets	242.7	229.4	243.7	211.7	231.9
Separate account assets	978.4	922.0	872.8	878.9	807.7
Total assets	$30,129.5	$29,784.6	$29,040.4	$29,587.8	$29,460.9
Liabilities and stockholders’ equity
Funds held under deposit contracts	$24,642.9	$24,074.7	$23,485.7	$23,228.8	$23,068.5
Future policy benefits	397.9	394.6	390.9	390.9	390.6
Policy and contract claims	159.9	165.4	163.9	148.2	162.2
Other policyholders’ funds	128.1	171.9	129.4	122.1	113.9
Notes payable	449.5	449.5	449.4	449.4	449.4
Deferred income tax liabilities, net	201.9	266.5	304.1	588.6	628.9
Other liabilities	229.0	327.2	204.1	176.7	209.6
Separate account liabilities	978.4	922.0	872.8	878.9	807.7
Total liabilities	27,187.6	26,771.8	26,000.3	25,983.6	25,830.8
Preferred stock	—	—	—	—	—
Common stock	1.2	1.2	1.2	1.2	1.2
Additional paid-in-capital	1,464.6	1,463.9	1,462.4	1,460.7	1,459.3
Treasury stock	(93.4)	(93.4)	(93.4)	(4.2)	—
Retained earnings	975.9	922.1	887.3	853.4	798.4
Accumulated other comprehensive income, net of taxes	593.6	719.0	782.6	1,293.1	1,371.2
Total stockholders’ equity	2,941.9	3,012.8	3,040.1	3,604.2	3,630.1
Total liabilities and stockholders’ equity	$30,129.5	$29,784.6	$29,040.4	$29,587.8	$29,460.9

Symetra Financial Corporation
4Q 2013 Financial Supplement
Segment Income Statement Data
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Operating revenues:
Benefits Division	$156.5	$156.1	$157.2	$156.6	$153.7	$626.4	$601.6
Retirement Division:
Deferred Annuities	149.0	151.6	142.1	149.9	146.4	592.6	568.0
Income Annuities	99.2	98.6	99.1	103.6	102.3	400.5	416.7
Individual Life Division	113.5	115.3	112.4	111.3	110.8	452.5	450.2
Other	2.7	9.9	14.3	10.1	10.5	37.0	33.7
Operating revenues [1]	520.9	531.5	525.1	531.5	523.7	2,109.0	2,070.2
Add: Certain realized investment gains (losses)	22.2	(5.4)	(11.9)	25.6	(2.9)	30.5	31.0
Revenues	$543.1	$526.1	$513.2	$557.1	$520.8	$2,139.5	$2,101.2
Segment pre-tax adjusted operating income (loss):
Benefits Division	$19.2	$15.2	$16.3	$13.5	$12.4	$64.2	$70.5
Retirement Division:
Deferred Annuities	27.0	23.8	27.4	29.1	29.1	107.3	102.7
Income Annuities	6.4	7.1	10.0	8.8	5.1	32.3	45.0
Individual Life Division	13.8	15.8	14.5	11.2	5.5	55.3	47.0
Other	(6.1)	(3.3)	(1.3)	(4.8)	(5.3)	(15.5)	(26.1)
Pre-tax adjusted operating income [2]	60.3	58.6	66.9	57.8	46.8	243.6	239.1
Add: Certain realized investment gains (losses)	22.2	(5.4)	(11.9)	25.6	(2.9)	30.5	31.0
Income from operations before income taxes	$82.5	$53.2	$55.0	$83.4	$43.9	$274.1	$270.1
1 Operating revenues is a non-GAAP measure, calculated as total revenues less excluded realized gains (losses). It also represents the cumulative total of segment operating revenue, which at the segment level is a GAAP measure. Total revenues is the most directly comparable measure to operating revenues.
2 Pre-tax adjusted operating income is a non-GAAP measure, calculated as adjusted operating income on a pre-tax basis. It also represents the cumulative total of segment pre-tax adjusted operating income, which at the segment level is a GAAP measure. Income from operations before income taxes is the most directly comparable measure to pre-tax adjusted operating income.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Benefits Division
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Operating revenues:
Premiums	$147.4	$147.4	$148.6	$148.0	$145.5	$591.4	$568.8
Net investment income	5.4	5.2	5.2	5.1	5.5	20.9	21.7
Policy fees, contract charges and other	3.7	3.5	3.4	3.5	2.7	14.1	11.1
Total operating revenues	156.5	156.1	157.2	156.6	153.7	626.4	601.6
Benefits and expenses:
Policyholder benefits and claims	94.3	99.2	98.5	101.4	98.5	393.4	370.3
Other underwriting and operating expenses	43.0	41.7	42.4	41.7	42.8	168.8	160.8
Total benefits and expenses	137.3	140.9	140.9	143.1	141.3	562.2	531.1
Segment pre-tax adjusted operating income	$19.2	$15.2	$16.3	$13.5	$12.4	$64.2	$70.5

Operating Metrics:
Loss ratio [1]	64.0%	67.3%	66.2%	68.5%	67.7%	66.5%	65.1%
Expense ratio [2]	28.8%	28.1%	28.5%	28.1%	28.3%	28.3%	27.9%
Combined ratio [3]	92.8%	95.4%	94.7%	96.6%	96.0%	94.8%	93.0%
Medical stop-loss — loss ratio [4]	63.8%	67.2%	66.0%	69.2%	66.2%	66.6%	65.1%
Total sales [5]	$24.1	$19.0	$21.3	$66.5	$25.7	$130.9	$159.3
Premiums:
Medical stop-loss	$127.0	$127.2	$129.2	$129.0	$128.3	$512.4	$504.4
Limited benefit medical	12.6	13.3	13.0	13.0	13.4	51.9	51.0
Group life & disability income and other	7.8	6.9	6.4	6.0	3.8	27.1	13.4
Total premiums earned	$147.4	$147.4	$148.6	$148.0	$145.5	$591.4	$568.8

5 Year Historical Loss Ratio [1]:	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2012	61.6%	65.5%	65.5%	67.7%	65.1%
2011	67.6%	62.4%	63.6%	59.6%	63.1%
2010	68.9%	63.8%	66.5%	60.5%	64.9%
2009	70.1%	66.1%	67.3%	69.9%	68.3%
2008	71.0%	66.3%	59.4%	66.6%	65.8%
1 Loss ratio represents policyholder benefits and claims incurred divided by premiums earned.
2 Expense ratio is equal to other underwriting and operating expenses of our insurance operations divided by premiums earned.
3 Combined ratio is equal to the sum of the loss ratio and the expense ratio.
4 Medical stop-loss loss ratio represents medical stop-loss policyholder benefits and claims incurred divided by medical stop-loss premiums earned.
5 Total sales represents annualized first-year premiums net of first year policy lapses.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Retirement Division — Deferred Annuities
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Operating revenues:
Net investment income	$140.9	$145.0	$136.2	$143.2	$142.0	$565.3	$547.2
Policy fees, contract charges and other	5.3	5.8	5.3	5.8	5.4	22.2	20.7
Certain realized investment gains (losses)	2.8	0.8	0.6	0.9	(1.0)	5.1	0.1
Total operating revenues [4]	149.0	151.6	142.1	149.9	146.4	592.6	568.0
Benefits and expenses:
Policyholder benefits and claims	(0.2)	0.2	0.2	—	—	0.2	—
Interest credited	87.4	86.6	80.8	82.9	82.5	337.7	330.7
Other underwriting and operating expenses	22.0	23.3	19.6	21.7	20.6	86.6	80.3
Amortization of deferred policy acquisition costs	12.8	17.7	14.1	16.2	14.2	60.8	54.3
Total benefits and expenses	122.0	127.8	114.7	120.8	117.3	485.3	465.3
Segment pre-tax adjusted operating income	$27.0	$23.8	$27.4	$29.1	$29.1	$107.3	$102.7

Operating Metrics:
Fixed account values, excluding FIA — General account	$10,874.7	$10,790.0	$10,631.1	$10,681.4	$10,688.5	$10,874.7	$10,688.5
Fixed account values, FIA — General account	1,712.0	1,321.8	852.0	539.1	374.9	1,712.0	374.9
Variable account values — Separate account	836.2	792.3	758.8	766.6	723.3	836.2	723.3
Interest spread [1]	1.83%	2.05%	1.97%	2.23%	2.10%	2.02%	1.94%
Base earned yield [2]	4.59%	4.60%	4.67%	4.70%	4.81%	4.64%	4.86%
Base credited rate [2]	2.85%	2.88%	2.87%	2.87%	3.03%	2.87%	3.03%
Base interest spread [2]	1.74%	1.72%	1.80%	1.83%	1.78%	1.77%	1.83%
Total sales [3]	$732.9	$747.1	$441.5	$322.0	$300.8	$2,243.5	$1,146.6
1 Interest spread excludes FIA and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets. The credited rate is the approximate rate credited on policyholder fixed account values. Interest credited is subject to contractual terms, including minimum guarantees. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.
2 Base interest spread excludes FIA and is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related deferred sales inducement amortization and the MBS prepayment speed adjustment. Interest is credited on a daily basis and therefore quarters with more/less days of interest reduces/increases interest spread and base interest spread.
3 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.
4 Operating revenues for the first, second and third quarters of 2013 were recast to conform with current period presentation. This revision has no impact to prior year operating revenues.

Fixed Account Values — General Account by Contract Minimum Interest Guarantees as of December 31, 2013:

	Contract Minimum Interest Guarantee [2]
	> 3.5% [1]	<= 3.5% > 1.5%	<= 1.5%
Fixed account values — General account (including FIA)	$1,089.8	$961.4	$10,480.1
1 The maximum interest is 4.5% on a $122.0 block of business.
2 Excludes standard non-forfeiture impacts.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Retirement Division—Income Annuities
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Operating revenues:
Net investment income	$98.9	$98.4	$98.9	$101.7	$100.4	$397.9	$409.9
Policy fees, contract charges and other	0.3	0.2	0.2	1.9	1.9	2.6	6.8
Total operating revenues	99.2	98.6	99.1	103.6	102.3	400.5	416.7
Benefits and expenses:
Interest credited	86.1	85.7	82.7	88.5	90.9	343.0	346.0
Other underwriting and operating expenses	5.6	4.9	5.4	5.4	5.6	21.3	22.6
Amortization of deferred policy acquisition costs	1.1	0.9	1.0	0.9	0.7	3.9	3.1
Total benefits and expenses	92.8	91.5	89.1	94.8	97.2	368.2	371.7
Segment pre-tax adjusted operating income	$6.4	$7.1	$10.0	$8.8	$5.1	$32.3	$45.0

Operating Metrics:
Reserves [1]	$6,489.9	$6,484.6	$6,512.7	$6,546.6	$6,566.5	$6,489.9	$6,566.5
Interest spread [2]	0.63%	0.61%	0.60%	0.66%	0.47%	0.62%	0.58%
Base earned yield [3]	6.02%	6.02%	6.06%	6.01%	6.05%	6.03%	6.08%
Base credited rate [3]	5.50%	5.49%	5.49%	5.55%	5.60%	5.51%	5.57%
Base interest spread [3]	0.52%	0.53%	0.57%	0.46%	0.45%	0.52%	0.51%
Mortality gains (losses) [4]	$1.5	$1.1	$4.5	$1.0	$(0.9)	$8.1	$12.9
Total sales [5]	85.4	38.9	45.5	40.7	57.6	210.5	258.2

5 Year Historical Mortality Gains (Losses): [5]	For the Three Months Ended				For the Year Ended
	1Q	2Q	3Q	4Q
2012	$5.4	$6.4	$2.0	$(0.9)	$12.9
2011	0.7	4.9	(1.4)	(3.9)	0.3
2010	(0.1)	(1.8)	(0.1)	(0.6)	(2.6)
2009	4.3	(0.5)	—	1.3	5.1
2008	2.0	0.8	0.7	(1.4)	2.1
1 Reserves represent the present value of future income annuity benefits and assumed expenses, discounted by the assumed interest rate. This metric represents the amount of our in-force book of business.
2 Interest spread is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets, excluding equities, attributed to the segment. The credited rate is the approximate rate credited on policyholder reserves.
3 Base interest spread is the interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums and the MBS prepayment speed adjustment. The fourth quarter 2012 credited rate includes a $1.1 reserve adjustment, which increased base credited rate and decreased base interest spread six basis points.
4 Mortality gains (losses) represent the difference between actual and expected reserves released on our life contingent annuities.
5 Total sales represent deposits for new policies net of first year policy lapses and/or surrenders.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Individual Life Division
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Operating revenues:
Premiums	$9.4	$8.6	$8.8	$9.0	$8.3	$35.8	$36.2
Net investment income	68.9	72.6	69.7	69.2	69.9	280.4	284.4
Policy fees, contract charges and other	35.2	34.1	33.9	33.1	32.6	136.3	129.6
Total operating revenues	113.5	115.3	112.4	111.3	110.8	452.5	450.2
Benefits and expenses:
Policyholder benefits and claims	15.6	19.1	16.5	18.1	19.7	69.3	68.7
Interest credited	62.6	63.4	62.8	64.2	64.8	253.0	258.2
Other underwriting and operating expenses	19.3	15.4	16.5	16.0	18.8	67.2	67.7
Amortization of deferred policy acquisition costs	2.2	1.6	2.1	1.8	2.0	7.7	8.6
Total benefits and expenses	99.7	99.5	97.9	100.1	105.3	397.2	403.2
Segment pre-tax adjusted operating income	$13.8	$15.8	$14.5	$11.2	$5.5	$55.3	$47.0

Operating Metrics:
Individual insurance:
Insurance in force [1]	$34,935.1	$35,070.4	$35,215.5	$35,455.3	$35,777.4	$34,935.1	$35,777.4
Claims [2]	11.3	14.0	13.7	15.7	16.3	54.7	61.0
Annualized mortality rate [3]	0.13%	0.16%	0.16%	0.18%	0.18%	0.16%	0.17%
UL account value [4]	$726.2	$717.6	$714.5	$716.2	$716.0	$726.2	$716.0
UL interest spread [5]	1.22%	2.44%	1.93%	1.97%	1.58%	1.89%	1.60%
UL base interest spread [6]	1.24%	1.41%	1.43%	1.49%	1.51%	1.39%	1.62%
Sales [7]	$9.4	$3.9	$3.0	$2.3	$1.3	$18.6	$9.1
Institutional Markets:
Insurance in force [1]	$12,926.2	$12,799.8	$12,715.4	$12,685.0	$12,602.9	$12,926.2	$11,012.0
BOLI account value [4]	4,798.1	4,764.8	4,732.8	4,696.4	4,659.8	4,798.1	4,659.8
BOLI ROA [8]	0.87%	0.78%	0.90%	0.84%	0.71%	0.85%	0.95%
BOLI base ROA [9]	0.87%	0.64%	0.85%	0.83%	0.66%	0.80%	0.88%
BOLI sales [10]	$—	$—	$—	$—	$—	$—	$20.0
COLI sales [10]	8.0	10.2	3.0	23.8	—	45.0	—

5 Year Historical Individual Claims:					For the Year Ended
	For the Three Months Ended
	1Q	2Q	3Q	4Q
2012	15.7	15.1	13.9	16.3	61.0
2011	15.7	12.1	13.0	13.5	54.3
2010	13.9	13.5	12.0	11.3	50.7
2009	14.7	13.4	12.8	12.6	53.5
2008	14.3	13.6	13.7	12.1	53.7
1 Insurance in force represents dollar face amounts of policies without adjustment for reinsurance.
2 Individual claims represents incurred claims, net of reinsurance, on our term and universal life policies.
3 Annualized mortality rate is defined as annualized individual claims divided by insurance in force.
4 UL account value and BOLI account value represent our liabilities to our policyholders.
5 UL interest spread excludes SPL and is the difference between the net investment yield and the credited rate to policyholders. The net investment yield is the approximate yield on invested assets in the general account attributed to UL policies. The credited rate is the approximate rate credited on UL policyholder account values. Interest credited is subject to contractual terms, including minimum guarantees.
6 UL base interest spread excludes SPL and is UL interest spread adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to results that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums net of related bonus interest amortization, the MBS prepayment speed adjustment, and reserve adjustments.
7 Individual sales represents annualized first year premiums for recurring premium products and 10% of new single premium deposits, net of first year policy lapses and/or surrenders.
8 BOLI ROA is a measure of the gross margin on our BOLI book of business. This metric is calculated as the difference between our BOLI revenue earnings rate and our BOLI policy benefits rate. The revenue earnings rate is calculated as revenues divided by average invested assets. The policy benefits rate is calculated as total policy benefits divided by average account value. The policy benefits used in this metric do not include expenses.
9 BOLI base ROA is BOLI ROA adjusted to exclude items that can vary significantly from period to period due to a number of factors and, therefore, may contribute to yields that are not indicative of the underlying trends. This is primarily the impact of asset prepayments, such as bond make-whole premiums, the MBS prepayment speed adjustment, and reserve adjustments.
10 Represents deposits for new policies.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Other
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Operating revenues:
Net investment income (loss)	$2.2	$5.2	$8.6	$4.5	$5.4	$20.5	$12.0
Policy fees, contract charges and other	0.5	4.7	5.7	5.6	5.1	16.5	21.7
Total operating revenues	2.7	9.9	14.3	10.1	10.5	37.0	33.7
Benefits and expenses:
Interest credited	(0.4)	(0.4)	(0.6)	(0.3)	(0.6)	(1.7)	(2.1)
Other underwriting and operating expenses	0.9	5.3	8.0	7.0	8.2	21.2	29.1
Interest expense	8.3	8.3	8.2	8.2	8.2	33.0	32.8
Total benefits and expenses	8.8	13.2	15.6	14.9	15.8	52.5	59.8
Segment pre-tax adjusted operating loss	$(6.1)	$(3.3)	$(1.3)	$(4.8)	$(5.3)	$(15.5)	$(26.1)

Symetra Financial Corporation
4Q 2013 Financial Supplement
Deferred Policy Acquisition Costs (DAC) Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
DAC Roll Forward
Summary — Total Company
Unamortized balance, beginning of period	$390.1	$373.1	$367.1	$367.9	$369.5	$367.9	$368.4
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	40.6	33.2	20.8	15.7	13.6	110.3	58.0
Other acquisition expenses	4.3	3.2	2.3	2.2	1.8	12.0	7.2
Total deferral of acquisition costs	44.9	36.4	23.1	17.9	15.4	122.3	65.2
Adjustments related to inv (gains) losses	1.0	0.8	0.1	0.2	(0.1)	2.1	0.3
Amortization	(15.6)	(14.9)	(15.6)	(15.5)	(15.5)	(61.6)	(62.0)
Amortization related to prepayments	(0.5)	(2.7)	(1.6)	(3.4)	(1.4)	(8.2)	(1.4)
Unlocking	—	(2.6)	—	—	—	(2.6)	(2.6)
Total amortization	(16.1)	(20.2)	(17.2)	(18.9)	(16.9)	(72.4)	(66.0)
Unamortized balance, end of period	419.9	390.1	373.1	367.1	367.9	419.9	367.9
Accum effect of net unrealized gains	(97.4)	(118.4)	(123.5)	(195.0)	(212.1)	(97.4)	(212.1)
DAC balance, end of period	$322.5	$271.7	$249.6	$172.1	$155.8	$322.5	$155.8
Retirement Division—Deferred Annuities
Unamortized balance, beginning of period	$268.8	$256.9	$253.4	$256.7	$259.3	$256.7	$265.5
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	25.9	26.7	16.0	11.7	10.6	80.3	41.0
Other acquisition expenses	3.0	2.1	1.5	1.0	1.1	7.6	4.3
Total deferral of acquisition costs	28.9	28.8	17.5	12.7	11.7	87.9	45.3
Adjustments related to inv (gains) losses	1.0	0.8	0.1	0.2	(0.1)	2.1	0.2
Amortization	(12.3)	(12.3)	(12.6)	(12.8)	(12.8)	(50.0)	(52.7)
Amortization related to prepayments	(0.5)	(2.5)	(1.5)	(3.4)	(1.4)	(7.9)	(1.4)
Unlocking	—	(2.9)	—	—	—	(2.9)	(0.2)
Total amortization	(12.8)	(17.7)	(14.1)	(16.2)	(14.2)	(60.8)	(54.3)
Unamortized balance, end of period	285.9	268.8	256.9	253.4	256.7	285.9	256.7
Accum effect of net unrealized gains	(91.4)	(110.6)	(113.5)	(178.9)	(194.6)	(91.4)	(194.6)
DAC balance, end of period	$194.5	$158.2	$143.4	$74.5	$62.1	$194.5	$62.1
Retirement Division—Income Annuities
Unamortized balance, beginning of period	$47.0	$46.3	$45.6	$45.0	$43.5	$45.0	$37.9
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	3.2	1.5	1.5	1.4	2.1	7.6	9.4
Other acquisition expenses	0.1	0.1	0.2	0.1	0.1	0.5	0.8
Total deferral of acquisition costs	3.3	1.6	1.7	1.5	2.2	8.1	10.2
Amortization	(1.1)	(0.9)	(1.0)	(0.9)	(0.7)	(3.9)	(3.1)
Unamortized balance, end of period	49.2	47.0	46.3	45.6	45.0	49.2	45.0
DAC balance, end of period	$49.2	$47.0	$46.3	$45.6	$45.0	$49.2	$45.0
Individual Life Division
Unamortized balance, beginning of period	$74.3	$69.9	$68.1	$66.2	$66.7	$66.2	$65.0
Deferral of acquisition costs:
Commissions and premium-based taxes and fees	11.5	5.0	3.3	2.6	0.9	22.4	7.6
Other acquisition expenses	1.2	1.0	0.6	1.1	0.6	3.9	2.1
Total deferral of acquisition costs	12.7	6.0	3.9	3.7	1.5	26.3	9.7
Adjustments related to inv (gains) losses	—	—	—	—	—	—	0.1
Amortization	(2.2)	(1.7)	(2.0)	(1.8)	(2.0)	(7.7)	(6.2)
Amortization related to prepayments	—	(0.2)	(0.1)	—	—	(0.3)	—
Unlocking	—	0.3	—	—	—	0.3	(2.4)
Total amortization	(2.2)	(1.6)	(2.1)	(1.8)	(2.0)	(7.7)	(8.6)
Unamortized balance, end of period	84.8	74.3	69.9	68.1	66.2	84.8	66.2
Accum effect of net unrealized gains	(6.0)	(7.8)	(10.0)	(16.1)	(17.5)	(6.0)	(17.5)
DAC balance, end of period	$78.8	$66.5	$59.9	$52.0	$48.7	$78.8	$48.7

Symetra Financial Corporation
4Q 2013 Financial Supplement
Deferred Sales Inducements (DSI) Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
DSI Roll Forward [1]
Total Company
Unamortized balance, beginning of period	$154.0	$155.1	$154.1	$153.4	$152.4	$153.4	$142.0
Capitalizations	11.9	12.1	12.2	13.3	11.8	49.5	49.7
Adjustments related to inv (gains) losses	—	0.3	0.1	0.2	0.1	0.6	0.3
Amortization	(10.7)	(10.1)	(10.1)	(11.7)	(9.8)	(42.6)	(36.5)
Amortization related to prepayments	(0.4)	(2.7)	(1.2)	(1.1)	(1.1)	(5.4)	(1.1)
Unlocking	—	(0.7)	—	—	—	(0.7)	(1.0)
Total amortization	(11.1)	(13.5)	(11.3)	(12.8)	(10.9)	(48.7)	(38.6)
Unamortized balance, end of period	154.8	154.0	155.1	154.1	153.4	154.8	153.4
Accum effect of net unrealized gains	(76.7)	(84.1)	(82.3)	(122.5)	(128.6)	(76.7)	(128.6)
DSI balance, end of period	$78.1	$69.9	$72.8	$31.6	$24.8	$78.1	$24.8
1 DSI balance is included in receivables and other assets on the consolidated balance sheets.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Account Value and Reserve Roll Forwards
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Retirement Division:
Deferred Annuities:
Fixed Account Values, excluding FIA
Account value, beginning of period	$10,790.0	$10,631.1	$10,681.4	$10,688.5	$10,722.9	$10,688.5	$10,532.1
Deposits	346.7	307.7	139.1	179.3	192.4	972.8	926.7
Withdrawals	(320.5)	(247.4)	(275.7)	(271.3)	(310.4)	(1,114.9)	(1,129.4)
Net transfers	—	(0.2)	0.5	1.3	1.1	1.6	8.9
Net flows	26.2	60.1	(136.1)	(90.7)	(116.9)	(140.5)	(193.8)
Interest credited	77.8	78.2	78.1	79.1	82.5	313.2	335.2
Other	(19.3)	20.6	7.7	4.5	—	13.5	15.0
Account value, end of period	$10,874.7	$10,790.0	$10,631.1	$10,681.4	$10,688.5	$10,874.7	$10,688.5
Fixed Account Values, FIA
Account value, beginning of period	$1,321.8	$852.0	$539.1	$374.9	$264.3	$374.9	$81.0
Deposits	392.6	449.1	310.5	148.5	116.0	1,300.7	292.6
Withdrawals	(9.2)	(5.7)	(5.8)	(3.0)	(2.5)	(23.7)	(7.1)
Net transfers	0.8	0.6	1.2	0.3	0.6	2.9	1.7
Net flows	384.2	444.0	305.9	145.8	114.1	1,279.9	287.2
Interest credited	12.4	3.9	3.1	2.4	3.0	21.8	4.5
Other	(6.4)	21.9	3.9	16.0	(6.5)	35.4	2.2
Account value, end of period	$1,712.0	$1,321.8	$852.0	$539.1	$374.9	$1,712.0	$374.9
Income Annuities:
Reserves
Reserves, beginning of period	$6,484.6	$6,512.7	$6,546.6	$6,566.5	$6,576.7	$6,566.5	$6,608.3
Deposits	82.2	37.8	45.1	40.3	55.5	205.4	240.3
Benefit payments	(157.9)	(165.3)	(157.1)	(145.1)	(158.9)	(625.4)	(625.1)
Net flows	(75.7)	(127.5)	(112.0)	(104.8)	(103.4)	(420.0)	(384.8)
Interest credited	91.9	92.0	92.5	93.3	93.5	369.7	376.7
Other	(10.9)	7.4	(14.4)	(8.4)	(0.3)	(26.3)	(33.7)
Reserves, end of period	$6,489.9	$6,484.6	$6,512.7	$6,546.6	$6,566.5	$6,489.9	$6,566.5
Individual Life Division:
BOLI Account Values
Account value, beginning of period	$4,764.8	$4,732.8	$4,696.4	$4,659.8	$4,621.9	$4,659.8	$4,491.5
Deposits	—	—	—	—	—	—	20.0
Surrenders/claims	(5.1)	(7.0)	(2.2)	(3.7)	(3.1)	(18.0)	(15.7)
Net flows	(5.1)	(7.0)	(2.2)	(3.7)	(3.1)	(18.0)	4.3
Interest credited	53.8	54.6	54.6	55.7	55.4	218.7	222.8
Administrative charges and other	(15.4)	(15.6)	(16.0)	(15.4)	(14.4)	(62.4)	(58.8)
Account value, end of period	$4,798.1	$4,764.8	$4,732.8	$4,696.4	$4,659.8	$4,798.1	$4,659.8
UL Account Values
Account value, beginning of period	$717.6	$714.5	$716.2	$716.0	$717.3	$716.0	$678.9
Deposits	27.9	19.6	16.9	16.3	15.0	80.7	100.4
Surrenders/claims	(9.5)	(8.5)	(11.1)	(8.4)	(9.4)	(37.5)	(36.4)
Net flows	18.4	11.1	5.8	7.9	5.6	43.2	64.0
Interest credited	7.8	7.5	7.6	7.7	7.7	30.6	31.1
Administrative charges and other	(17.6)	(15.5)	(15.1)	(15.4)	(14.6)	(63.6)	(58.0)
Account value, end of period	$726.2	$717.6	$714.5	$716.2	$716.0	$726.2	$716.0

Symetra Financial Corporation
4Q 2013 Financial Supplement
Overview of Liabilities and Associated Unrealized Gains
(In millions)

	As of Dec 31, 2013
	Policyholder Liability	% of Total	Unrealized gains[8]
Illiquid: cannot be surrendered
Structured settlements & other single premium immediate annuities [1]	$6,514.3	26.1%	$428.0

Somewhat Liquid: can be surrendered with adjustments or charges of 3% or more
Deferred Annuities:
Surrender charges of 5% or higher	5,473.4		184.1
Surrender charges of 3 to 5%	2,080.4		70.0
MVA and surrender charges of 5% or higher [2]	1,514.7		50.9
5 year payout provision or MVA [3]	300.4		10.1
Bank-owned life insurance (BOLI) [4]	4,892.8		173.4
Universal life	293.1		12.5
Total Somewhat Liquid	14,554.8	58.3%	501.0

Liquid: can be surrendered with no adjustment or charges of less than 3%
Deferred Annuities:
No surrender charges [5]	2,801.2		94.2
Surrender charges less than 3%	321.4		10.8
Universal life	450.4		19.0
Total Liquid	3,573.0	14.3%	124.0

Other (net of reinsurance)
Total Other [6]	327.1	1.3%	12.2

Assets supporting surplus portfolio			48.3

Total [7]	$24,969.2	100.0%	$1,113.5

Reconciliation of unrealized gains to AOCI:
Unrealized gains from above			$1,113.5
Taxes on unrealized gains and losses on available-for-sale securities			(389.7)
Adjustment for DAC and DSI valuation allowance, net of taxes			(113.1)
Other			(17.1)
AOCI			$593.6

The liabilities presented above have been aggregated based on contractual surrender charge schedules without adjustment for free partial withdrawals and guaranteed return of premium provisions, if applicable. The following footnotes may also be useful in evaluating the withdrawal characteristics of our liabilities:

1 The benefits are specified in the contracts as fixed amounts, primarily to be paid over the next several decades. Certain single premium immediate annuity contracts contain a liquidity feature that permits contract owners to make partial withdrawals once every 36 months within the life expectancy period. The withdrawals are based on prevailing market rates which limits our exposure to liquidity and interest rate risk.

2 The MVA adjusts the value of the contract at surrender based on current interest rates, subject to a guaranteed minimum account value specified in the contract.

3 The MVA adjusts the value of the contract at surrender based on current interest rates, subject to a guaranteed minimum account value specified in the contract. In a liquidity crisis situation, we could invoke the five-year payout provision so that the contract value with interest is paid out ratably over five years.

4 The biggest deterrent to surrender is the taxation on the gain within these contracts, which includes a 10% non-deductible penalty tax. Banks can exchange certain of these contracts with other carriers, tax-free. However, a significant portion of this business does not qualify for this tax-free treatment due to the employment status of the original covered employees and charges may be applicable. Further, our BOLI contracts have delayed payment features that help to mitigate potential impacts of surrender.

5 Approximately half of this business has been with the Company for many years due to guaranteed minimum interest guarantees of 4.0% - 4.5% that are significantly higher than those currently offered on new business. Given the current interest rate environment, we do not expect significant changes in the persistency of this business.

6 Other represents the sum of the following: (1) our term life insurance policyholder liabilities, net of reinsurance recoverables. There is no surrender value related to these contracts; (2) incurred but not reported claim liabilities mainly related to our medical stop-loss business. The precise timing and amount of payment is unknown; and (3) reported claim liabilities for BOLI, term life insurance, medical stop-loss and group life policies.

7 Represents the sum of funds held under deposit contracts, future policy benefits and policy and contract claims on the consolidated balance sheets, excluding other policyholder related liabilities and reinsurance recoverables of $231.5 as of December 31, 2013.

8 Represents the pre-tax unrealized gains of the investment portfolio supporting the related policyholder liability.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Investments Summary
(In millions)

	As of
	Dec 31, 2013%		Sep 30, 2013%		Jun 30, 2013%		Mar 31, 2013%		Dec 31, 2012%
Portfolio Composition:
Available-for-sale securities:
Fixed maturities, at fair value	$23,337.7	83.6%	$23,306.5	84.3%	$22,697.0	84.3%	$23,369.6	85.2%	$23,519.0	85.4%
Marketable equity securities, at fair value	134.3	0.5%	87.1	0.3%	53.7	0.2%	50.6	0.2%	49.6	0.2%
Trading securities:
Marketable equity securities, at fair value	474.4	1.7%	509.4	1.9%	512.0	1.9%	501.5	1.8%	552.7	2.0%
Mortgage loans, net	3,541.0	12.7%	3,376.8	12.2%	3,303.1	12.3%	3,170.7	11.5%	3,094.4	11.2%
Policy loans	63.3	0.2%	64.2	0.2%	64.4	0.2%	64.7	0.2%	65.8	0.2%
Investments in limited partnerships	296.3	1.1%	253.1	0.9%	236.8	0.9%	235.3	0.9%	239.3	0.9%
Other invested assets	54.1	0.2%	44.0	0.2%	48.0	0.2%	45.1	0.2%	35.6	0.1%
Total investments	27,901.1	100.0%	27,641.1	100.0%	26,915.0	100.0%	27,437.5	100.0%	27,556.4	100.0%
Cash and cash equivalents	76.0		121.1		171.6		301.2		130.8
Total investments, cash and cash equivalents	$27,977.1		$27,762.2		$27,086.6		$27,738.7		$27,687.2
Fixed Maturities Securities by Credit Quality: [1]
1: AAA, AA, A	$13,403.1	57.4%	$13,594.4	58.3%	$13,205.7	58.2%	$13,677.5	58.6%	$13,748.9	58.5%
2: BBB	8,667.1	37.1%	8,494.1	36.5%	8,267.0	36.4%	8,469.7	36.2%	8,490.9	36.1%
Total investment grade	22,070.2	94.5%	22,088.5	94.8%	21,472.7	94.6%	22,147.2	94.8%	22,239.8	94.6%
3: BB	666.6	2.9%	637.3	2.7%	635.7	2.8%	631.6	2.7%	683.7	2.9%
4: B	515.8	2.2%	491.7	2.1%	492.0	2.2%	496.7	2.1%	488.4	2.1%
5: CCC & lower	78.3	0.4%	87.9	0.4%	78.5	0.3%	76.1	0.3%	83.0	0.3%
6: In or near default	6.8	0.0%	1.1	0.0%	18.1	0.1%	18.0	0.1%	24.1	0.1%
Total below investment grade	1,267.5	5.5%	1,218.0	5.2%	1,224.3	5.4%	1,222.4	5.2%	1,279.2	5.4%
Total fixed maturities	$23,337.7	100.0%	$23,306.5	100.0%	$22,697.0	100.0%	$23,369.6	100.0%	$23,519.0	100.0%
Fixed Maturities by Issuer Type:
U.S. government and agencies	$344.4	1.5%	$510.7	2.2%	$167.8	0.7%	$252.6	1.1%	$311.5	1.3%
State and political subdivisions	751.5	3.2%	754.5	3.2%	808.3	3.6%	779.5	3.3%	776.5	3.3%
Foreign governments	99.7	0.4%	15.9	0.0%	17.1	0.1%	17.9	0.1%	19.1	0.1%
Corporate securities	17,352.4	74.4%	17,165.7	73.7%	16,861.0	74.3%	17,275.1	73.9%	17,201.6	73.1%
Residential mortgage-backed securities	2,756.0	11.8%	2,796.5	12.0%	2,802.6	12.3%	2,935.4	12.6%	3,007.8	12.8%
Commercial mortgage-backed securities	1,518.4	6.5%	1,536.1	6.6%	1,552.1	6.8%	1,619.7	6.9%	1,707.7	7.3%
Other debt obligations	515.3	2.2%	527.1	2.3%	488.1	2.2%	489.4	2.1%	494.8	2.1%
Total fixed maturities	$23,337.7	100.0%	$23,306.5	100.0%	$22,697.0	100.0%	$23,369.6	100.0%	$23,519.0	100.0%
Effective Duration	5.5		5.5		5.6		5.7		5.7
Weighted-average Investment Yield	4.94%		5.01%		5.02%		5.09%		5.08%

	For the Three Months Ended
	Dec 31, 2013%		Sep 30, 2013%		Jun 30, 2013%		Mar 31, 2013%		Dec 31, 2012%
Average Daily Cash and Cash Equivalent Balances:
Benefits Division	$4.1	4.4%	$4.6	2.4%	$4.9	2.4%	$1.2	0.6%	$7.8	3.7%
Retirement Division:
Deferred Annuities	119.6	128.8%	134.0	70.7%	115.3	57.4%	84.8	44.1%	107.0	51.4%
Income Annuities	7.4	8.0%	2.6	1.4%	23.7	11.8%	54.1	28.1%	32.8	15.8%
Individual Life Division	8.3	8.9%	26.3	13.9%	15.0	7.5%	24.2	12.6%	35.1	16.9%
Other	(46.5)	(50.1)%	22.0	11.6%	41.9	20.9%	28.0	14.6%	25.5	12.2%
Total	$92.9	100.0%	$189.5	100.0%	$200.8	100.0%	$192.3	100.0%	$208.2	100.0%
1 Credit quality is based on NAIC (National Association of Insurance Commissioners) designation with presentation of the S&P equivalent credit ratings.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Investments Income Statement Data
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Prepayment-related Income: [1]
Benefits Division	$—	$—	$—	$—	$—	$—	$—
Retirement Division:
Deferred Annuities	2.8	12.6	6.0	13.3	9.6	34.7	14.4
Income Annuities	1.7	1.2	0.5	3.2	0.4	6.6	4.2
Individual Life Division	—	3.6	1.6	1.1	0.7	6.3	3.5
Other	0.6	1.2	0.5	0.1	0.1	2.4	2.6
	$5.1	$18.6	$8.6	$17.7	$10.8	$50.0	$24.7

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Net Realized Investment Gains (Losses):
Fixed maturities:
Gross gains on sales	$3.7	$2.4	$3.8	$1.8	$13.9	$11.7	$54.3
Gross losses on sales	(2.5)	(7.4)	(1.9)	(8.1)	(12.7)	(20.0)	(27.0)
Other-than-temporary impairments	(2.9)	(6.2)	(7.2)	(2.0)	(3.8)	(18.3)	(29.0)
Other [2]	1.4	0.5	(3.7)	(0.7)	(0.3)	(2.4)	3.2
Total fixed maturities	(0.3)	(10.7)	(9.0)	(9.0)	(2.9)	(29.0)	1.5
Marketable equity securities, trading [3]	22.7	12.0	(1.7)	33.0	3.1	66.0	36.7
Other [4]	1.6	(7.0)	(0.8)	2.1	(4.2)	(4.1)	(7.8)
DAC/DSI adjustment	1.0	1.1	0.2	0.4	0.1	2.7	0.7
Net realized investment gains (losses)	$25.0	$(4.6)	$(11.3)	$26.5	$(3.9)	$35.6	$31.1

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Tax Credit Investments Impact on Income
Historical and Estimated Future Impact
Amortization related to tax credit investments, net of taxes	$(3.7)	$(3.3)	$(3.1)	$(3.2)	$(3.1)	$(13.3)	$(13.9)
Realized losses related to tax credit investments, net of taxes	(1.3)	(2.1)	(0.7)	(0.3)	(1.8)	(4.4)	(2.6)
Tax credits	10.4	11.8	9.5	9.5	8.9	41.2	33.5
Impact to net income	$5.4	$6.4	$5.7	$6.0	$4.0	$23.5	$17.0
Carrying value of invested asset	$265.1	$217.2	$202.1	$206.7	$210.7	$265.1	$210.7

Future estimated impact to net income:						2014	$42.8
						2015	30.3
						2016 & beyond	37.1
							$110.2

Historical Information	For the Years Ended
	2012	2011	2010	2009	2008
Amortization related to tax credit investments, net of taxes	$(13.9)	$(9.2)	$(6.3)	$(5.9)	$(7.8)
Realized losses related to tax credit investments, net of taxes	(2.6)	(2.0)	—	—	—
Tax credits	33.5	17.4	10.9	9.6	8.3
Impact to net income	$17.0	$6.2	$4.6	$3.7	$0.5
1 Prepayment-related income includes make-whole premiums and consent fees on early calls or tenders of fixed maturities, prepayment speed adjustments on structured securities, and prepayment fees on our commercial mortgage loans.
2 Other includes net gains (losses) on calls and redemptions, and changes in the fair value of convertible fixed maturities.
3 Marketable equity securities, trading includes net gains (losses) on changes in fair value.
4 This includes net gains (losses) on derivatives not designated for hedge accounting and other instruments.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Sales by Segment and Product
(In millions)

	For the Three Months Ended					For the Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012
Benefits Division [1]
Medical stop-loss	$14.4	$12.0	$16.7	$51.9	$18.6	$95.0	$131.4
Limited benefit medical	3.3	2.2	1.0	1.7	1.4	8.2	12.3
Group life & disability income	6.4	4.8	3.6	12.9	5.7	27.7	15.6
Total Benefits Division	$24.1	$19.0	$21.3	$66.5	$25.7	$130.9	$159.3
Retirement Division — Deferred Annuities [2]
Fixed annuities	$328.5	$292.1	$121.2	$161.3	$174.1	$903.1	$823.0
Fixed indexed annuities	391.3	448.2	309.8	148.7	115.8	1,298.0	292.6
Variable annuities	13.1	6.8	10.5	12.0	10.9	42.4	31.0
Total	$732.9	$747.1	$441.5	$322.0	$300.8	$2,243.5	$1,146.6
Retirement Division — Income Annuities [2]
SPIA	$85.4	$37.1	$42.1	$38.4	$43.6	$203.0	$173.5
Structured settlements	—	1.8	3.4	2.3	14.0	7.5	84.7
Total	$85.4	$38.9	$45.5	$40.7	$57.6	$210.5	$258.2
Total Retirement Division	$818.3	$786.0	$487.0	$362.7	$358.4	$2,454.0	$1,404.8
Individual Life Division
Term life [1]	$1.0	$0.5	$0.7	$0.5	$0.6	$2.7	$2.2
Universal life [1]	8.1	3.3	2.2	1.6	0.5	15.2	1.6
Single premium life [3]	0.3	0.1	0.1	0.2	0.2	0.7	5.3
Individual sales	9.4	3.9	3.0	2.3	1.3	18.6	9.1
BOLI [4]	—	—	—	—	—	—	20.0
COLI [4]	8.0	10.2	3.0	23.8	—	45.0	—
Institutional markets	$8.0	$10.2	$3.0	$23.8	$—	$45.0	$20.0

[1]	Represents annualized first-year premiums net of first year policy lapses.
[2]	Represents deposits for new policies net of first year policy lapses and/or surrenders.
[3]	Represents 10% of new deposits net of first year policy lapses and/or surrenders.
[4]	Represents deposits for new policies.

Symetra Financial Corporation
4Q 2013 Financial Supplement
Book Value, Adjusted Book Value and Statutory Book Value per Share
(In millions, except per share amounts)

	As of
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Book value per common share [1]	$24.99	$25.58	$25.81	$26.10	$26.29

Non-GAAP Financial Measures:
Adjusted book value per common share [2]	$19.95	$19.47	$19.17	$19.40	$18.97
Adjusted book value per common share, as converted [3]	$19.95	$19.47	$19.17	$18.32	$17.94
Statutory book value per common share [4]	$18.49	$18.87	$18.65	$18.66	$18.25

Numerator:
Total stockholders’ equity	$2,941.9	$3,012.8	$3,040.1	$3,604.2	$3,630.1
AOCI	593.6	719.0	782.6	1,293.1	1,371.2
Adjusted book value	$2,348.3	$2,293.8	$2,257.5	$2,311.1	$2,258.9

Assumed proceeds from exercise of warrants	—	—	—	218.1	218.1
Adjusted book value, as converted	$2,348.3	$2,293.8	$2,257.5	$2,529.2	$2,477.0

Total stockholders’ equity	$2,941.9	$3,012.8	$3,040.1	$3,604.2	$3,630.1
Stockholders’ equity of non-insurance entities	(381.4)	(319.4)	(301.6)	(301.2)	(290.2)
Statutory and other adjustments	(690.8)	(752.8)	(817.2)	(1,350.4)	(1,427.3)
Asset valuation reserve (AVR)	307.0	282.5	275.7	269.9	261.3
Statutory book value	$2,176.7	$2,223.1	$2,197.0	$2,222.5	$2,173.9

Denominator:
Common shares outstanding	117.731	117.800	117.792	119.099	119.088
Total common shares outstanding and shares subject to warrants	117.731	117.800	117.792	138.075	138.064

	For the Three Months Ended
Share Repurchases:	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Shares purchased as part of publicly announced plans or programs[5]	—	—	6.644	0.308	N/A
Average price paid per share	$—	$—	$13.43	$13.46	N/A
Total cost of shares repurchased	$—	$—	$89.2	$4.2	N/A

	As of
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
Tangible Book Value:
Total stockholders’ equity	$2,941.9	$3,012.8	$3,040.1	$3,604.2	$3,630.1
Less:
Deferred policy acquisition costs	322.5	271.7	249.6	172.1	155.8
Goodwill and other	131.5	125.8	132.0	93.1	86.2
Tangible Book Value [6]	$2,487.9	$2,615.3	$2,658.5	$3,339.0	$3,388.1

[1]
Book value per common share is calculated as stockholders’ equity divided by the sum of common shares outstanding and shares subject to warrants in the periods they were outstanding. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock.

[2]	Adjusted book value per common share is calculated as adjusted book value divided by common shares outstanding.
[3]
Adjusted book value per common share, as converted, is calculated as adjusted book value, as converted divided by the sum of common shares outstanding and shares subject to warrants in the periods they were outstanding. The warrants were net-share settled on June 20, 2013, resulting in the issuance of 5.298 shares of common stock. As of June 30, 2013 this measure is equivalent to adjusted book value per share.

[4]	Statutory book value per common share is calculated based on statutory book value divided by common shares outstanding.
[5]	As of December 31, 2013 9.048 shares remained available under the current repurchase authorization.
[6]
Tangible book value is a non-GAAP financial measure calculated as stockholders’ equity excluding deferred policy acquisition costs, goodwill, intangible assets and certain other non-tangible assets. Stockholders’ equity is the most directly comparable GAAP measure to tangible book value.

Symetra Financial Corporation
4Q 2013 Financial Supplement
ROE and Operating ROAE
(In millions)

	Twelve Months Ended
	Dec 31, 2013	Sep 30, 2013	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012
ROE:
Net income for the twelve months ended [1]	$220.7	$187.3	$197.2	$196.0	$205.4
Average stockholders’ equity [2]	$3,245.8	$3,385.7	$3,458.8	$3,481.7	$3,383.9
ROE	6.8%	5.5%	5.7%	5.6%	6.1%

Non-GAAP Financial Measures
Operating ROAE:
Adjusted operating income for the twelve months ended [1]	$200.9	$183.8	$180.9	$175.4	$185.3
Average adjusted book value [3]	$2,293.9	$2,271.6	$2,251.0	$2,230.4	$2,185.7
Operating ROAE	8.8%	8.1%	8.0%	7.9%	8.5%

Calculation of average stockholders’ equity:
The following data can be used to recalculate the average stockholders’ equity and average adjusted book value amounts used in the calculation of ROE and operating ROAE.

		As of
		2013	2012	2011
Stockholders’ Equity
	Dec 31	$2,941.9	$3,630.1	$3,114.9
	Sep 30	3,012.8	3,641.2	3,042.2
	Jun 30	3,040.1	3,378.4	2,627.3
	Mar 31	3,604.2	3,154.7	2,410.2
AOCI
	Dec 31	$593.6	$1,371.2	$1,027.3
	Sep 30	719.0	1,404.3	1,021.1
	Jun 30	782.6	1,188.0	609.7
	Mar 31	1,293.1	1,000.1	443.7
Reconciliation of adjusted operating income:
The following data together with other data found throughout the supplement can be used to recalculate adjusted operating income for the twelve months ended June 30, 2013, March 31, 2013, and December 31, 2012.

	Three Months Ended
	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Net income	$55.2	$43.8	$75.4
Less: Excluded realized investment gains (losses) (net of taxes)	9.3	(3.4)	16.1
Adjusted operating income	$45.9	$47.2	$59.3

1 The twelve months ended information is derived by adding the four most recent quarters of net income or adjusted operating income.
2 Average stockholders’ equity is derived by averaging ending stockholders' equity for the most recent five quarters.
3 Average adjusted book value is derived by averaging ending stockholders' equity less AOCI, for the most recent five quarters.